Note 9 - Segment Information	9 Months Ended
Sep. 30, 2012
Segment Reporting Disclosure [Text Block]
Note 9 – Segment Information

The Company has four (4) business segments: mining, paypercallexchange.com, consulting and real estate.  The Company is currently winding down all of its operations in paypercallexchange.com, consulting and real estate  and focusing its energy to its mining operations.  The Company’s chief operating decision-maker is its Chief Executive Officer. The Company’s Chief Executive Officer reviews financial information presented on a consolidated basis for purposes of evaluating financial performance and allocating resources, accompanied by information about revenue by geographic regions. The Company’s assets are primarily located in the United States of America and Peru and not allocated to any specific region and it does not measure the performance of its geographic regions based upon asset-based metrics. Therefore, geographic information is presented only for revenue. Revenue by geographic region is based on the ship to address on the customer order

The following present total revenue by geographic region for the period ended September 30, 2012.

Revenues:
	June 30, 2012	December 31, 2011
U.S. Sales	$79,348	$125,728
Oversea Sales	$9,294	$4,990

Total Sales	$88,422	$130,718

The decrease in US Sales is attributable to the fact that Company is winding down its operations related to paypercallexchange.com, real estate division and consulting division and redeploying those assets to it mining operations.

The following present total cost of goods sold by geographic region for the period ended September 30, 2012.

Sales by category
	Period Ending September 30,
	2012	2011
Paypercallexchange.com	$14,023	$31,472
Gold/Silver Sales	$41,256	$4,990
Other Income	$0	$1,320

Total Sales	$55,278	$37,782